Related Party Transactions	6 Months Ended
Jun. 30, 2026
Related Party Transactions [Abstract]
Related Party Transactions
8.
Related Party Transactions

Ship Management Agreements

Technomar Shipping Inc. (“Technomar”) is presented as a related party, as the Company’s Executive Chairman is a significant shareholder. Technomar provides technical management services for all of the Company’s vessels pursuant to technical management agreements. Technomar is responsible for all day-to-day ship management, including crewing, purchasing stores, lubricating oils and spare parts, paying wages, pensions and insurance for the crew, and organizing other ship operating necessities, including monitoring and reporting with respect to European Union Emission Trading System (“EU ETS”) compliance, EU Allowances (“EUAs”), Fuel EU Maritime (“FEUM”) compliance, and the arrangement and management of dry-docking. The Company has agreed to pay Technomar Euro 850 per day, plus an additional fee of Euro 20.55 per day to cover EU ETS services and FEUM Services. Furthermore, Technomar will provide certain construction supervision services for the Company’s newbuilding vessels for an additional fee of Euro 104,000 per newbuilding vessel, which will be payable in two installments to Technomar over the construction period for each such vessel.

The management fees charged to the Company by Technomar for the six months ended June 30, 2026, amounted to $12,989 (six months ended June 30, 2025 - $11,466) and are shown under “Vessel operating expenses” in the interim unaudited condensed Consolidated Statements of Income. Additionally, as of June 30, 2026, outstanding receivables due from Technomar totaling $1,309 are presented under “Due from related parties” (December 31, 2025 - $148).

Conchart provides commercial management services for all of the Company’s vessels pursuant to commercial management agreements. The Company’s Executive Chairman is the sole beneficial owner of Conchart. Under the commercial management agreements, Conchart is primarily responsible for (i) marketing of the Company’s vessels, (ii) seeking and negotiating employment of the Company’s vessels, (iii) advising the Company on market developments and developments of new rules and regulations, (iv) assisting in calculation of hires, freights, demurrage and/or dispatch monies and collection any sums related to the operation of vessels, (v) communicating with agents, and (vi) negotiating sale and purchase transactions. The Company has agreed to pay Conchart a commission fee of 1.25% on all monies earned under each fixture, subject to certain exceptions.

The fees charged to the Company by Conchart for the six months ended June 30, 2026, amounted to $4,477 (six months ended June 30, 2025: $3,719) and are disclosed within “Time charter and voyage expenses” in the interim unaudited condensed Consolidated Statements of Income. Any outstanding fees due to Conchart are presented in the interim unaudited condensed Consolidated Balance Sheets under "Due to related parties" totaling to $740 and $692 as of June 30, 2026, and December 31, 2025, respectively.

In addition, the Company, as per the commercial management agreements, has agreed to pay Conchart in connection with the sale or purchase of vessels (including the acquisition of a vessel pursuant to a newbuilding contract, or the disposition of a vessel through the transfer, assignment, or novation of a newbuilding contract), a commission of 1.00% based on the sale or purchase price, as applicable, for any sale or purchase of a vessel, which shall be payable upon request of the commercial manager. The amount of $9,776 as of June 30, 2026 ($9,476 as of December 31, 2025), reflects commission payable to the commercial manager based on the purchase price of already acquired vessels that has been deferred and will be paid upon request of the commercial manager, is presented in the interim unaudited condensed Consolidated Balance Sheets under "Accrued Liabilities".